CME                                                          CME Consulting Ltd.
                                                    Canadian Mineral Exploration
                                                   Consultants Working Worldwide



February 19, 1999


Mr. Robert Ferguson, President
Columbia River Resources Inc.
Suite 510, 1090 West Pender Street
Vancouver, BC  V6E 2N7

Dear Bob,

Per your visit yesterday, the following is our proposal for Suite 304, 856 Homer Street, Vancouver, BC:

1.       TERM
         April 1, 1999 to November 30, 2000 - a total of 20 months

2.       FOOTAGE
         913.25 sq. ft.2

3.       Monthly payment (see attached schedule)

*The above mentioned will be incorporated in the standard lease agreement.

If the proposal is acceptable, please sign and return this letter to us at your earliest convenience. Please note that we need this agreement in order for us to notify our landlord in writing.


Sincerely,                                        Accepted,


/s/ Peter Chen                                    /s/ Robert Ferguson
Peter Chen                                        Robert Ferguson
                                                  Columbia River Resources Inc.

--------------------------------------------------------------------------------
      #302 - 856 Homer Street, Vancouver, British Columbia, Canada V6B 2W5
                Telephone (604) 687-7938 Facsimile (604) 687-2319




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Columbia River Resources

Schedule of Rent Payments for 2000
------------------------------------------------------------------------------
MONTH             PAYMENT DUE        7%GST          SECURITY          TOTAL

Jan. 1, 2000        1,093.84         76.57            86.67          1,257.08
Feb. 1              1,093.84         76.57                           1,170.41
Mar. 1              1,093.84         76.57                           1,170.41
Apr. 1              1,093.84         76.57            86.67          1,257.08
May 1               1,093.84         76.57                           1,170.41
Jun. 1              1,093.84         76.57                           1,170.41
Jul. 1              1,093.84         76.57            86.67          1,257.08
Aug. 1              1,093.84         76.57                           1,170.41
Sept. 1             1,093.84         76.57                           1,170.41
Oct. 1              1,093.84         76.57            86.67          1,257.08
Nov. 1              1,093.84         76.57                           1,170.41
------------------------------------------------------------------------------

Note:

1. Monthly payment includes 2 desks & 2 chairs, any extra furniture can be provided without cost if available.
2. Leasehold improvement & telecommunications will be Tenant's responsibility.



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Columbia River Resources

Schedule of Rent Payments for 1999
------------------------------------------------------------------------------
MONTH            PAYMENT DUE         7%GST        SECURITY         TOTAL

1-Apr-99          2,187.68(1)        153.14         86.67         2,427.49
1-May-99          1,093.84            76.57                       1,170.41
1-Jun-99          1,093.84            76.57                       1,170.41
1-Jul-99          1,093.84            76.57         86.67         1,257.08
1-Aug-99          1,093.84            76.57                       1,170.41
1-Sep-99          1,093.84            76.57                       1,170.41
1-Oct-99          1,093.84            76.57         86.67         1,257.08
1-Nov-99          1,093.84            76.57                       1,170.41
1-Dec-99          1,093.84            76.57                       1,170.41
------------------------------------------------------------------------------

Note:
1.  Includes first month and last month rent.
2. Monthly payment includes 2 desks & 2 chairs, any extra furniture can be provided without cost if available.
3.  Leasehold improvement & telecommunications will be Tenant's responsibility.
4. Rent for Dec. 1999 & Nov. 2000 may be varied due to fluctuation of operating expenses.






                                                                        2/19/99



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